EXHIBIT 99.1
                                 ------------

                            Computational Materials

                                                                  Exhibit 99.1


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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                        Alternative Loan Trust 2005-24

                            Computational Materials


                        [logo omitted] Countrywide (R)


                         $1,353,780,000 (Approximate)


                                  CWALT, Inc.
                                   Depositor


                         Countrywide Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer


                      Countrywide Securities Corporation
                               Lead Underwriter

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. The statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------





Preliminary Term Sheet                                                                    Date Prepared: May 10, 2005

                        Alternative Loan Trust 2005-24
           $1,353,780,000 (Approximate, Subject to +/- 10% Variance)
                         Publicly Offered Certificates
                     First Lien Residential Mortgage Loans
=====================================================================================================================
                  Principal
                 Amount ($)     WAL (Yrs) (2)(3)     Interest Rate                                Expected Ratings
    Class       (Approx.) (1)     (Call / Mat)           Type               Tranche Type             Moody's/S&P
    -----       ------------       ------------          -----              -------------            -----------
    1-A-1        189,820,000       3.78 / 4.12        Floating (4)       Super Senior Floater          Aaa/AAA
    1-A-2        38,055,000        3.78 / 4.12        Floating (4)      Senior Support Floater         Aaa/AAA
    1-A-X          N/A (5)             N/A            Variable (6)         Senior / IO / PO            Aaa/AAA
    2-A-1        189,820,000       3.77 / 4.11        Floating (4)       Super Senior Floater          Aaa/AAA
    2-A-2        38,055,000        3.77 / 4.11        Floating (4)      Senior Support Floater         Aaa/AAA
    2-A-X          N/A (7)             N/A            Variable (8)         Senior / IO / PO            Aaa/AAA
    3-A-1        210,306,000       3.78 / 4.12       Floating (10)       Super Senior Floater          Aaa/AAA
    3-A-2        23,367,000        3.78 / 4.12       Floating (10)      Senior Support Floater         Aaa/AAA
   II-A-X          N/A(11)             N/A           Variable (12)         Senior / IO / PO            Aaa/AAA
    4-A-1        341,068,000       3.78 / 4.12       Floating (10)       Super Senior Floater          Aaa/AAA
    4-A-2        142,112,000       3.78 / 4.12       Floating (10)      Senior Support Floater         Aaa/AAA
    4-A-3        85,267,000        3.78 / 4.12       Floating (10)      Senior Support Floater         Aaa/AAA
--------------------------------------------------------------------------------------------------------------------
     I-M         24,750,000        Not Offered        Floating (4)        Mezzanine Floater             NR/AA
    I-B-1         5,750,000        Not Offered        Floating (4)       Subordinate Floater            NR/A
    I-B-2         4,250,000        Not Offered        Floating (4)       Subordinate Floater           NR/BBB
    I-B-3                  Privately                  Floating (4)       Subordinate Floater            NR/BB
    I-B-4                    Placed                   Floating (4)       Subordinate Floater            NR/B
    I-B-5                 Certificates                Floating (4)       Subordinate Floater            NR/NR
    II-M         43,560,000        Not Offered       Floating (10)        Mezzanine Floater             NR/AA
   II-B-1        10,120,000        Not Offered       Floating (10)       Subordinate Floater            NR/A
   II-B-2         7,480,000        Not Offered       Floating (10)       Subordinate Floater           NR/BBB
   II-B-3                  Privately                 Floating (10)       Subordinate Floater            NR/BB
   II-B-4                    Placed                  Floating (10)       Subordinate Floater            NR/B
   II-B-5                 Certificates               Floating (10)       Subordinate Floater            NR/NR
=====================================================================================================================
    Total:       $1,353,780,000(9)


(1) The Certificates (as described herein) will be collateralized by first-lien negative amortization residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the Group I Subordinate Certificates will provide between [8.00 - 10.50]% subordination to the related Senior Certificates as of the Cut-off Date, and the Group II Subordinate Certificates will provide approximately [8.00 - 10.50]% subordination to the related Senior Certificates as of the Cut-off Date.

(2) The WALs are shown to the related optional termination date (as defined herein) and to maturity at a pricing speed of 20% CPR.

(3) All Classes of Certificates are subject to a 10% optional termination (as described herein).

(4) For each Distribution Date, the Certificate Interest Rate for the Class 1-A-1, Class 1-A-2 (collectively, the Class 1-A Certificates), Class 2-A-1, Class 2-A-2 (collectively, the Class 2-A Certificates) and Group I Subordinate Certificates will be equal to the lesser of (i) one-year MTA plus the related margin and (ii) the related Net WAC Cap.

(5) The Class 1-A-X Certificates will consist of one interest only component and one principal only component. The interest only component of the Class 1-A-X Certificates will have a notional balance equal to the aggregate principal balance of the Class 1-A Certificates and the portion of the Group I Subordinate Certificates related to the Group 1 Mortgage Loans. The principal only component of the Class 1-A-X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 1 Mortgage Loans allocated to the Class 1-A-X Certificates, as described herein.

(6) The interest only component of the Class 1-A-X Certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of the (i) the Net WAC of the Group 1 Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 1-A Certificates and the portion of Group I Subordinate Certificates related to the Group 1 Mortgage Loans. The principal only component of the Class 1-A-X Certificates will not accrue interest.

(7) The Class 2-A-X Certificates will consist of one interest only component and one principal only component. The interest only component of the Class 2-A-X Certificates will have a notional balance equal to the aggregate principal balance of the Class 2-A Certificates and the portion of the Group I Subordinate Certificates related to the Group 2 Mortgage Loans. The principal only component of the Class 2-A-X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 2 Mortgage Loans allocated to the Class 2-A-X Certificates, as described herein.

(8) The interest only component of the Class 2-A-X Certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of the (i) the Net WAC of the Group 2 Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 2-A Certificates and the portion of Group I Subordinate Certificates related to the Group 2 Mortgage Loans. The principal only component of the Class 2-A-X Certificates will not accrue interest.

(9) Excludes the Class 1-A-X, Class 2-A-X and Class II-A-X notional balances.

(10) For each Distribution Date, the Certificate Interest Rate for the Class 3-A-1 and Class 3-A-2 (collectively, the Class 3-A Certificates), Class 4-A-1, Class 4-A-2, Class 4-A-3 (collectively, the Class 4-A Certificates) and Group II Subordinate Certificates will be equal to the lesser of (i) one-month LIBOR plus the related margin and (ii) the Net WAC Cap. The margin on the Class 3-A, Class 4-A and Group II Subordinate Certificates will be equal to 2x and 1.5x the original margin, respectively, after the first possible related Optional Termination date.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------

(11) The Class II-A-X Certificates will consist of two interest only components and two principal only components. One interest only component of the Class II-A-X Certificates will have a notional balance equal to the aggregate principal balance of the Class 3-A Certificates and the portion of the Group II Subordinate Certificates related to the Group 3 Mortgage Loans. The other interest only component of the Class II-A-X Certificates will have a notional balance equal to the aggregate principal balance of the Class 4-A Certificates and the portion of the Group II Subordinate Certificates related to the Group 4 Mortgage Loans. The two principal only components of the Class II-A-X Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Group 3 or Group 4 Mortgage Loans allocated to the applicable principal only component of the Class II-A-X Certificates, as described herein.

(12) One interest only component of the Class II-A-X Certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of the (i) the Net WAC of the Group 3 Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 3-A Certificates and the portion of the Group II Subordinate Certificates related to the Group 3 Mortgage Loans. The other interest only component of the Class II-A-X Certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of the (i) the Net WAC of the Group 4 Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Class 4-A Certificates and the portion of the Group II Subordinate Certificates related to the Group 4 Mortgage Loans. The principal only components of the Class II-A-X Certificates will not accrue interest.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Depositor:                 CWALT, Inc.

Seller:                    Countrywide Home Loans, Inc.

Master Servicer:           Countrywide Home Loans Servicing LP.

Primary Servicer:          As of the Closing Date, it is expected that
                           Countrywide Home Loans Servicing LP will service substantially all of the Mortgage Loans.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   The Bank of New York.

Rating Agencies:           Moody's and Standard & Poor's are expected to
                           provide ratings on the Class 1-A-1, Class 1-A-2, Class 1-A-X, Class 2-A-1, Class 2-A-2, Class 2-A-X,
                           Class 3-A-1, Class 3-A-2, Class II-A-X, Class
                           4-A-1, Class 4-A-2 and Class 4-A-3 Certificates.
                           Standard and Poor's is expected to provide ratings on the Class I-M, Class I-B-1, Class I-B-2, Class
                           I-B-3, Class I-B-4, Class II-M, Class II-B-1, Class
                           II-B-2, Class II-B-3 and Class II-B-4 Certificates.
                           The Class I-B-5 and Class II-B-5 Certificates will not be rated.

Cut-off Date:              May 1, 2005.

Sample Pool
Calculation Date:          May 1, 2005.

Closing Date:              On or about May 27, 2005.

Pricing Date:              On or about May 10, 2005.

Settlement Date:           On or about May 27, 2005.

Master Servicer
Remittance Date:           The 19th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in June 2005.

Distribution Date:         The business day immediately following the Master
                           Servicer Remittance Date, commencing in June 2005.

Certificates:              The "Senior  Certificates" will consist of (i) the
                           Class 1-A-1, Class 1-A-2, Class 1-A-X, Class 2-A-1,
                           Class 2-A-2 and Class 2-A-X Certificates
                           (collectively, the "Group I Senior Certificates"), and (ii) the Class 3-A-1, Class 3-A-2, Class
                           II-A-X, Class 4-A-1, Class 4-A-2 and Class 4-A-3
                           Certificates (collectively, the "Group II Senior
                           Certificates"). Each class of Class X Certificates will consist of (i) one or more IO components and
                           (ii) one or more PO components. The "Class 1-A
                           Certificates" will consist of the Class 1-A-1 and Class 1-A-2 Certificates; the "Class 2-A
                           Certificates" will consist of the Class 2-A-1 and Class 2-A-2 Certificates; the "Class 3-A
                           Certificates" will consist of the Class 3-A-1 and Class 3-A-2 Certificates; and the "Class 4-A
                           Certificates" will consist of the Class 4-A-1, Class 4-A-2 and Class 4-A-3 Certificates. The
                           "Class X Certificates" will consist of the Class
                           1-A-X, Class 2-A-X and Class II-A-X Certificates.

                           The "Subordinate Certificates" will consist of the Class I-M, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 Certificates
                           (collectively, the "Group I Subordinate

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                           Certificates"), Class II-M, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates (collectively, the "Group II Subordinate Certificates"). The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class I-M, Class I-B-1, Class I-B-2, Class II-M, Class II-B-1 and Class II-B-2 Certificates (collectively, the "Offered Certificates") are being offered publicly.

                           Generally, each Group of Senior Certificates will receive principal and interest from the related Loan Group (except in the case of the Class II-A-X Certificates, which will receive principal and interest from Loan Group 3 and Loan Group 4). The Group I Subordinate Certificates may receive principal and interest only from the Group 1 and Group 2 Mortgage Loans, and the Group II Subordinate Certificates may receive principal and interest only from the Group 3 and Group 4 Mortgage Loans.

Registration:              The Offered Certificates will be made available in
                           book-entry form through DTC.

Federal Tax Treatment:     It is  anticipated that the Offered Certificates
                           will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:         The Offered Certificates are expected to be eligible
                           for purchase by or with assets of employee benefit plans and other plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal Revenue Code, subject to certain conditions. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment:           The Senior Certificates and the Class I-M and Class
                           II-M Certificates are expected to constitute
                           "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow the Master
                           Servicer to purchase all remaining assets of the trust fund relating to Aggregate Loan Group I, which may be exercised once the aggregate principal balance of the Mortgage Loans in Aggregate Loan
                           Group I is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group I as of the Cut-off Date.
                           This purchase would result in a termination of the Group I Senior and Group I Subordinate
                           Certificates.

                           The terms of the transaction also allow the Master Servicer to purchase all remaining assets of the trust fund relating to Aggregate Loan Group II, which may be exercised once the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group II is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans in Aggregate Loan Group II as of the Cut-off Date. This purchase would result in a termination of the Group II Senior and Group II Subordinate Certificates.

Mortgage Loans:            All of the Mortgage Loans will be adjustable rate,
                           negative amortization mortgage loans and accrue interest at a mortgage rate which adjusts monthly
                           (after the initial fixed rate period, if applicable) based the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year ("MTA").

                           The mortgage rates on the Mortgage Loans are fixed for the first one to three months following their first payment dates (and the related mortgage rate during such time period will be less than MTA plus the applicable margin) and then they adjust monthly. However,

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                           the monthly payment amount is subject to an adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth payment adjustment date and on the same day every five years thereafter and on the last payment adjustment date, the monthly payment will be recast without regard to the limitation in clause (i) above and
                           (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

                           The Stipulation Sheet included in these
                           Computational Materials as Appendix A contains information that is intended to be generally representative of the final pool of Mortgage Loans expected to be delivered to the trust on the Closing Date, subject to a permitted variance of approximately +/-10% with respect to each of the characteristics of the Mortgage Loans. The statistical distribution of the characteristics of the pool of Mortgage Loans delivered to the trust on the Closing Date will be different than the characteristics provided on the Stipulation Sheet, and you should refer to the prospectus supplement which will contain information regarding the characteristics of the Mortgage Loans as of the Cut-off Date.

Aggregate Loan
Groups: The mortgage pool will consist of two aggregate loan groups, Aggregate Loan Group I and Aggregate Loan Group II. Aggregate Loan Group I will consist of the Group 1 and Group 2 Mortgage Loans. Aggregate Loan Group II will consist of the Group 3 and Group 4 Mortgage Loans. Each of the Group 1, Group 2, Group 3 and Group 4 Mortgage Loans are sometimes referred to as a "Loan Group". Aggregate Loan Group I relates only to the Group I Senior Certificates and Group I Subordinate Certificates, and Aggregate Loan Group II relates only to the Group II Senior Certificates and Group II Subordinate Certificates.

                           The Group 1 Mortgage Loans relate to the Class 1-A-1, Class 1-A-2, Class 1-A-X and Group I Subordinate Certificates; the Group 2 Mortgage Loans relate to the Class 2-A-1, Class 2-A-2, Class 2-A-X and Group I Subordinate Certificates; the Group 3 Mortgage Loans relate to the Class 3-A-1, Class 3-A-2, Class II-A-X and Group II Subordinate Certificates; the Group 4 Mortgage Loans relate to the Class 4-A-1, Class 4-A-2, Class 4-A-3, Class II-A-X and Group II Subordinate Certificates.

Group 1
Mortgage Loans:            The aggregate principal balance of the Group 1
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $250,000,000. The Group 1
                           Mortgage Loans are adjustable rate, negative amortization loans and will adjust monthly based on the MTA Index.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Group 2
Mortgage Loans:            The aggregate principal balance of the Group 2
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $250,000,000. The Group 2
                           Mortgage Loans are adjustable rate, negative amortization loans and will adjust monthly based on the MTA Index.

Group 3
Mortgage Loans:            The aggregate principal balance of the Group 3
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $265,000,000. The Group 3
                           Mortgage Loans are conforming adjustable rate, negative amortization loans and will adjust monthly based on the MTA Index.

Group 4
Mortgage Loans:            The aggregate principal balance of the Group 4
                           Mortgage Loans as of the Cut-Off Date is expected to be approximately $615,000,000. The Group 4
                           Mortgage Loans are adjustable rate, negative amortization loans and will adjust monthly based on the MTA Index.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Expense Fee Rate:          The "Expense Fee Rate" is comprised of master
                           servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable.
                           As of the Sample Pool Calculation Date, the weighted average Expense Fee Rate with respect to any period and any Loan Group is expected to be approximately 0.385%.

Net WAC: The "Net WAC", with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Net WAC Cap:               The "Net WAC Cap", with respect to the Senior
                           Certificates, equals the Net WAC of the Mortgage
                           Loans in the related Loan Group.

                           The "Net WAC Cap", with respect to the Group I Subordinate Certificates, equals the Net WAC of the Group 1 Mortgage Loans and Group 2 Mortgage Loans, weighted on the basis of the related Group Subordinate Amounts.

                           The "Net WAC Cap", with respect to the Group II Subordinate Certificates, equals the Net WAC of the Group 3 Mortgage Loans and Group 4 Mortgage Loans, weighted on the basis of the related Group Subordinate Amounts.

                           The "Group Subordinate Amount" for the Group 1 Mortgage Loans, Group 2 Mortgage Loans, Group 3 Mortgage Loans, or Group 4 Mortgage Loans and any Distribution Date is the excess of (i) the aggregate principal balance of the Mortgage Loans in such Loan Group on the first day of the month preceding such Distribution Date, over (ii) the sum of the aggregate principal balance of the Senior Certificates related to such Loan Group (including the related principal only component of the related Class X Certificates) immediately prior to such Distribution Date.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------


Carryover Shortfall
Amount: On any Distribution Date, the "Carryover Shortfall Amount" for any Class of Certificates (other than the Class X Certificates) is an amount equal to the sum of (i) the excess of (a) interest accrued at the related certificate index plus the related margin for such Class (without first giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Certificate Interest Rate and (ii) in the case of the Senior Certificates and the Class I-M, Class I-B-1, Class I-B-2, Class II-M, Class II-B-1, and Class II-B-2 Certificates, the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the related
                           Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap).

                           On each Distribution Date, amounts payable as interest on the interest only component of the Class 1-A-X and Class 2-A-X Certificates will first be used to pay (i) to the related Senior Certificates, pro rata, any Carryover Shortfall Amounts related to such Classes of Certificates and
                           (ii) to the Class I-M, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates, in sequential order, any Carryover Shortfall Amounts related to such Classes of Certificates. On each Distribution Date, amounts payable as interest on the interest only component of the Class II-A-X Certificates related to the Group 3 Mortgage Loans will first be used to pay
                           (i) to the Class 3-A Certificates, pro rata, any Carryover Shortfall Amounts related to such Classes of Certificates and remaining after application of amounts paid by the Counterparty under the Yield Maintenance Agreement, if any, and (ii) to the Class II-M, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates, in sequential order, any Carryover Shortfall Amounts related to such Classes of Certificates. On each Distribution Date, amounts payable as interest on the interest only component of the Class II-A-X Certificates related to the Group 4 Mortgage Loans will first be used to pay (i) to the Class 4-A Certificates, pro rata, any Carryover Shortfall Amounts related to such Classes of Certificates and remaining after application of amounts paid by the Counterparty under the Yield Maintenance Agreement, if any, and (ii) to the Class II-M, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates, in sequential order, any Carryover Shortfall Amounts related to such Classes of Certificates.

Accrued Interest:          The price to be paid for the Offered Certificates
                           (excluding the Class 3-A and Class 4-A
                           Certificates) by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. The Class 3-A and
                           Class 4-A Certificates will settle flat. Investors settling Offered Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with respect to all the
                           Offered Certificates (excluding the Class 3-A and
                           Class 4-A Certificates) for a given Distribution
                           Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis). The interest accrual period with respect to the Class 3-A and Class 4-A Certificates and any
                           Distribution Date will be the period from the prior
                           Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the day preceding that Distribution Date (on an actual/360 basis).

Net Deferred Interest:     The "Net Deferred Interest" for a Loan Group and
                           Distribution Date is the greater of (a) the excess of Deferred Interest on the Mortgage Loans in that Loan Group for the related due period over all voluntary principal prepayments on the Mortgage
                           Loans in that Loan Group during the prepayment period related to such Distribution Date and subsequent recoveries on the Mortgage Loans in that Loan Group during the prior calendar month and (b) zero.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                           For any Distribution Date, Net Deferred Interest from the Group 1 Mortgage Loans will be allocated (in each case to the extent of the otherwise applicable interest entitlement), pro rata to the Class 1-A Certificates and each class of Group I Subordinate Certificates (based on the assumed interest amount on the related subordinate portion), and the interest entitlement will be reduced by the amount of Net Deferred Interest allocated to such class. Any Net Deferred Interest allocated to the Class 1-A Certificates will be added to the principal balance of the PO component of the Class 1-A-X Certificates. For any Distribution Date, Net Deferred Interest from the Group 2 Mortgage Loans will be allocated (in each case to the extent of the otherwise applicable interest entitlement), pro rata to the Class 2-A Certificates and each class of Group I Subordinate Certificates (based on the assumed interest amount on the related subordinate portion), and the interest entitlement will be reduced by the amount of Net Deferred Interest allocated to such class. Any Net Deferred Interest allocated to the Class 2-A Certificates will be added to the principal balance of the PO component of the Class 2-A-X Certificates. For any Distribution Date, Net Deferred Interest from the Group 3 Mortgage Loans will be allocated (in each case to the extent of the otherwise applicable interest entitlement), pro rata to the Class 3-A Certificates and each class of Group II Subordinate Certificates, and the interest entitlement will be reduced by the amount of Net Deferred Interest allocated to such class. Any Net Deferred Interest allocated to the Class 3-A Certificates will be added to the principal balance of the related PO component of the Class II-A-X Certificates. For any Distribution Date, Net Deferred Interest from the Group 4 Mortgage Loans will be allocated (in each case to the extent of the otherwise applicable interest entitlement), pro rata to the Class 4-A Certificates and each class of Group II Subordinate Certificates, and the interest entitlement will be reduced by the amount of Net Deferred Interest allocated to such class. Any Net Deferred Interest allocated to the Class 4-A will be added to the principal balance of the related PO component of the Class II-A-X Certificates. Any Net Deferred Interest allocated to the Subordinate Certificates will be added to the principal balance of the applicable certificates.

Net Prepayments:           For any Distribution Date and any Loan Group, the
                           excess, if any, of (i) voluntary principal prepayments on the related Mortgage Loans during the prepayment period related to such Distribution
                           Date and subsequent recoveries on the related
                           Mortgage Loans during the calendar month prior to such Distribution Date, over (ii) the aggregate amount of Deferred Interest on the related Mortgage
                           Loans for the related due period.

Group I
Certificates Credit
Enhancement:               Senior/subordinate, shifting interest structure.
                           The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume
                           [8.85]% subordination below the Group I Senior
                           Certificates as of the Cut-off Date.

                           Credit enhancement for the Group I Senior
                           Certificates will consist of the subordination of the Class I-M, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates.

                           Credit enhancement for the Class I-M Certificates will consist of the subordination of the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                           Credit enhancement for the Class I-B-1 Certificates will consist of the subordination of the Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates.

                           Credit enhancement for the Class I-B-2 Certificates will consist of the subordination of the Class I-B-3, Class I-B-4 and Class I-B-5 Certificates.

                           Credit enhancement for the Class I-B-3 Certificates will consist of the subordination of the Class I-B-4 and Class I-B-5 Certificates.

                           Credit enhancement for the Class I-B-4 Certificates will consist of the subordination of the Class I-B-5 Certificates.

Group II
Certificates Credit
Enhancement:               Senior/subordinate, shifting interest structure.
                           The credit enhancement information shown below is subject to final rating agency approval and is subject to change based on such approval. The structuring assumptions contained herein assume
                           [8.85]% subordination below the Group II Senior
                           Certificates as of the Cut-off Date.

                           Credit enhancement for the Group II Senior
                           Certificates will consist of the subordination of the Class II-M, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates.

                           Credit enhancement for the Class II-M Certificates will consist of the subordination of the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates.

                           Credit enhancement for the Class II-B-1
                           Certificates will consist of the subordination of the Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates.

                           Credit enhancement for the Class II-B-2
                           Certificates will consist of the subordination of the Class II-B-3, Class II-B-4 and Class II-B-5 Certificates.

                           Credit enhancement for the Class II-B-3
                           Certificates will consist of the subordination of the Class II-B-4 and Class II-B-5 Certificates.

                           Credit enhancement for the Class II-B-4
                           Certificates will consist of the subordination of the Class II-B-5 Certificates.

Shifting Interest:         Until the first Distribution Date occurring after
                           May 2015, the Subordinate Certificates will be locked out from receipt of any Net Prepayments
                           (unless the related Senior Certificates are paid down to zero or the credit enhancement provided by the related Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance and cross-collateralization triggers (as described in the prospectus supplement), the Subordinate
                           Certificates will receive increasing portions of Net Prepayments from the related Aggregate Loan
                           Group. The prepayment percentages on the Subordinate Certificates are as follows:

                                June 2005 - May 2015       0% Pro Rata Share
                                June 2015 - May 2016       30% Pro Rata Share
                                June 2016 - May 2017       40% Pro Rata Share
                                June 2017 - May 2018       60% Pro Rata Share
                                June 2018 - May 2019       80% Pro Rata Share
                                June 2019 and after       100% Pro Rata Share

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the related Subordinate Certificates doubles (from the initial credit enhancement percentage), Net Prepayments from the related Loan Group will be paid pro rata between the related Senior and Subordinate Certificates (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by a group of Subordinate Certificates has doubled (i) on or prior to the May 2008 Distribution Date (subject to the collateral performance and cross-collateralization triggers described in the prospectus supplement), those Subordinate Certificates will be entitled to only 50% of their pro rata share of the related Net Prepayments or
                           (ii) after the May 2008 Distribution Date, those Subordinate Certificates will be entitled to 100% of their pro rata share of the related Net Prepayments.

                           Any principal for Aggregate Loan Group I not allocated to the Group I Subordinate Certificates will be allocated to the related Group I Senior Certificates. Notwithstanding the above, in the event the current senior percentage (i.e., the then current aggregate principal balance of the Class 1-A and Class 2-A Certificates, as applicable, divided by the current aggregate principal balance of the Mortgage Loans in the related Loan Group) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Class 1-A and Class 2-A Certificates, as applicable, as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in the related Loan Group as of the Cut-off Date), the Group I Senior Certificates will receive all unscheduled principal prepayments from the related Loan Group(s) in Aggregate Loan Group I.

                           Any principal for Aggregate Loan Group II not allocated to the Group II Subordinate Certificates will be allocated to the Group II Senior Certificates. Notwithstanding the above, in the event the current senior percentage (i.e., the then current aggregate principal balance of the Class 3-A and Class 4-A Certificates, as applicable, divided by the current aggregate principal balance of the Mortgage Loans in the related Loan Group) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Class 3-A and Class 4-A Certificates, as applicable, as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in the related Loan Group as of the Cut-off Date), the Group II Senior Certificates will receive all unscheduled principal prepayments from the related Loan Group(s) in Aggregate Loan Group II.

Allocation of
Losses: Any realized losses from a Loan Group on the Mortgage Loans will be allocated as follows: first, to the related Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; thereafter, to the related Senior Certificates including the related PO component of the related Class X Certificates ( but excluding the interest only component of the related Class X Certificates); provided, however that (a) any realized losses on the related Mortgage Loans that would have been allocable to the Class 1-A-1 Certificates will be allocated to the Class 1-A-2 Certificates until its class principal balance has been reduced to zero,
                           (b) any realized losses on the related Mortgage Loans that would have been allocable to the Class 2-A-1 Certificates will be allocated to the Class 2-A-2 Certificates until its class principal balance has been reduced to zero, (c) any realized losses on the related Mortgage Loans that would have been allocable to the Class 3-A-1 Certificates will be allocated to the Class 3-A-2 Certificates until its class principal balance has been reduced to zero, (d) any realized losses on the related Mortgage Loans that would have been allocable

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                           to the Class 4-A-1 Certificates will be allocated first to the Class 4-A-3 Certificates until its class principal balance has been reduced to zero and then to the Class 4-A-2 Certificates until its class principal balance has been reduced to zero and (e) any realized losses on the related Mortgage Loans that would have been allocable to the Class 4-A-2 Certificates will be allocated to the Class 4-A-3 Certificates until its class principal balance has been reduced to zero.

Yield Maintenance
Agreement:                 On the Closing Date, the Trustee will enter into a
                           "Yield Maintenance Agreement", or "YMA", with a counterparty (the "Counterparty") for the benefit of the Class 3-A-2, Class 4-A-1, Class 4-A-2 and
                           Class 4-A-3 Certificates. The notional balance of the YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth in the schedule below and (ii) the aggregate principal balance of the related Certificates on the day prior to such Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%. The Yield Maintenance Agreement will terminate after the Distribution Date in December 2015. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class 3-A-2,
                           Class 4-A-1, Class 4-A-2 and Class 4-A-3
                           Certificates provided that payments will be allocated pro rata based on the Carryover Shortfall
                           Amounts for the related classes of Certificates.

Priority
Of Distributions
Aggregate Loan
Group I: Available funds from the Mortgage Loans in Aggregate Loan Group I will be distributed in the following order of priority:

                              1) To the Group I Senior Certificates, from the related Loan Group, accrued and unpaid interest at the related Certificate Interest Rate (reduced by any Net Deferred Interest allocated to such class), provided however, that any interest otherwise distributable with respect to the related Class 1-A-X and Class 2-A-X Certificates will be reduced to the extent needed to pay any related Carryover Shortfall Amounts (after giving effect to the amount of any Net Deferred Interest allocable to the interest only component of the related Class X Certificates);
                              2)   Concurrently:
                                   (a)  To the Class 1-A-1 and Class 1-A-2
                                        Certificates and the PO component of
                                        the Class 1-A-X Certificates, pro
                                        rata, principal from the related Loan
                                        Group;
                                   (b)  To the Class 2-A-1 and Class 2-A-2
                                        Certificates and the PO component of
                                        the Class 2-A-X Certificates, pro
                                        rata, principal from the related Loan
                                        Group;
                              3) To the Class I-M Certificates, accrued and unpaid interest at the Class M Certificate Interest Rate (reduced by any Net Deferred Interest allocated to such class);
                              4)   To the Class I-M Certificates, principal;
                              5) To the Class I-B-1 Certificates, accrued and unpaid interest at the Class I-B-1 Certificate Interest Rate (reduced by any Net Deferred Interest allocated to such class);
                              6)   To the Class I-B-1 Certificates, principal;
                              7) To the Class I-B-2 Certificates, accrued and unpaid interest at the Class I-B-2 Certificate Interest Rate (reduced by any Net Deferred Interest allocated to such class);
                              8)   To the Class I-B-2 Certificates, principal;

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                              9) To the Class I-B-3, Class I-B-4 and Class I-B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate (reduced by any Net Deferred Interest allocated to such class) and their respective share of principal; and
                              10) To the Residual Certificate, any remaining amount.

                                   Under certain circumstances (as described in the prospectus supplement), funds from one Loan Group in Aggregate Loan Group I may be used to pay the Senior Certificates related to another Loan Group in Aggregate Loan Group I.


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------



Priority
Of Distributions
Aggregate Loan
Group II:                  Available funds from the Mortgage Loans in Aggregate
                           Loan Group II will be distributed in the following order of priority:

                              1) To the Group II Senior Certificates, from the related Loan Group, accrued and unpaid interest at the related Certificate Interest Rate (reduced by any Net Deferred Interest allocated to such class), provided however, that any interest otherwise distributable with respect to the related interest only component of the Class II-A-X Certificates will be reduced to the extent needed to pay any related Carryover Shortfall Amounts remaining after application of amounts paid by the Counterparty under the Yield Maintenance Agreement, if any (after giving effect to the amount of any Net Deferred Interest allocable to the related interest only component of the Class II-A-X
                                   Certificates);
                              2)   Concurrently:
                                   (a)  To the Class 3-A-1 and Class 3-A-2
                                        Certificates and the related PO
                                        component of the Class II-A-X
                                        Certificates, pro rata, principal from
                                        the related Loan Group;
                                   (b)  To the Class 4-A-1, Class 4-A-2 and
                                        Class 4-A-3 Certificates and the
                                        related PO component of the Class
                                        II-A-X Certificates, pro rata,
                                        principal from the related Loan Group;
                              3) To the Class II-M Certificates, accrued and unpaid interest at the Class II-M Certificate Interest Rate (reduced by any Net Deferred Interest allocated to such class);
                              4)   To the Class II-M Certificates, principal;
                              5) To the Class II-B-1 Certificates, accrued and unpaid interest at the Class II-B-1 Certificate Interest Rate (reduced by any Net Deferred Interest allocated to such class);
                              6)   To the Class II-B-1 Certificates,
                                   principal;
                              7) To the Class II-B-2 Certificates, accrued and unpaid interest at the Class II-B-2 Certificate Interest Rate (reduced by any Net Deferred Interest allocated to such class);
                              8)   To the Class II-B-2 Certificates,
                                   principal;
                              9) To the Class II-B-3, Class II-B-4 and Class II-B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate (reduced by any Net Deferred Interest allocated to such class) and their respective share of principal; and
                              10) To the Residual Certificate, any remaining amount.

                                   Under certain circumstances (as described in the prospectus supplement), funds from one Loan Group in Aggregate Loan Group II may be used to pay the Senior Certificates related to another Loan Group in Aggregate Loan Group II.


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                             Discount Margin (bps)
                             ---------------------


Class 1-A-1 to Call
-------------------------------------------------------------------------------
     Margin                   131 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 101-01.18                117       111         95         65         40
===============================================================================
 WAL (yr)                      11.61      7.27       3.78       1.96       1.40
 MDUR (yr)                     8.72       5.93       3.36       1.84       1.33
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                Nov-29     Apr-23     Apr-15     Oct-10     Apr-09
-------------------------------------------------------------------------------


Class 1-A-1 to Maturity
-------------------------------------------------------------------------------
  Margin                      131 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 101-01.18                117       111         97         70         47
===============================================================================
 WAL (yr)                      11.85      7.68       4.12       2.15       1.52
 MDUR (yr)                     8.81       6.12       3.58       1.99       1.44
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                May-35     May-35     May-35     May-35     May-35
-------------------------------------------------------------------------------


Class 1-A-2 to Call
-------------------------------------------------------------------------------
     Margin                   143 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 101-03.04                128       121        105         74         47
===============================================================================
 WAL (yr)                      11.61      7.27       3.78       1.96       1.40
 MDUR (yr)                     8.65       5.89       3.35       1.84       1.33
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                Nov-29     Apr-23     Apr-15     Oct-10     Apr-09
-------------------------------------------------------------------------------

Class 1-A-2 to Maturity
-------------------------------------------------------------------------------
  Margin                      143 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR

===============================================================================
  DM @ 101-03.04                128       122        107         79         54
===============================================================================
 WAL (yr)                      11.85      7.68       4.12       2.15       1.52
 MDUR (yr)                     8.74       6.08       3.57       1.98       1.44
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                May-35     May-35     May-35     May-35     May-35
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                             Discount Margin (bps)
                             ---------------------


Class 2-A-1 to Call
-------------------------------------------------------------------------------
     Margin                   131 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
===============================================================================
  DM @ 101-01.09                117       111         95         65         40
===============================================================================
 WAL (yr)                      11.56      7.25       3.77       1.96       1.40
 MDUR (yr)                     8.68       5.91       3.35       1.84       1.33
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                Nov-29     Apr-23     Apr-15     Oct-10     Apr-09
-------------------------------------------------------------------------------

Class 2-A-1 to Maturity
-------------------------------------------------------------------------------
  Margin                      131 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
===============================================================================
  DM @ 101-01.09                117       111         97         70         47
===============================================================================
 WAL (yr)                      11.8       7.65       4.11       2.14       1.52
 MDUR (yr)                     8.78       6.1        3.57       1.98       1.44
 First Prin Pay                5-Jun     5-Jun      5-Jun      5-Jun      5-Jun
 Last Prin Pay                May-35     May-35     May-35     May-35     May-35
-------------------------------------------------------------------------------


Class 2-A-2 to Call
-------------------------------------------------------------------------------
     Margin                   143 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
===============================================================================
  DM @ 101-02.95                128       121        105         74         47
===============================================================================
 WAL (yr)                      11.56      7.25       3.77       1.96       1.40
 MDUR (yr)                     8.61       5.87       3.34       1.83       1.33
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                Nov-29     Apr-23     Apr-15     Oct-10     Apr-09
-------------------------------------------------------------------------------

Class 2-A-2 to Maturity
-------------------------------------------------------------------------------
  Margin                      143 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
===============================================================================
  DM @ 101-02.95                128       122        107         79         54
===============================================================================
 WAL (yr)                      11.8       7.65       4.11       2.14       1.52
 MDUR (yr)                     8.70       6.06       3.56       1.98       1.44
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                May-35     May-35     May-35     May-35     May-35
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                             Discount Margin (bps)
                             ---------------------

Class 3-A-1 to Call
-------------------------------------------------------------------------------
     Margin                   25 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
===============================================================================
  DM @ 100-00                   25         25         25         25         25
===============================================================================
 WAL (yr)                      11.58      7.26       3.78       1.96       1.40
 MDUR (yr)                     8.95       6.05       3.41       1.86       1.34
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                Nov-29     Apr-23     Apr-15     Oct-10     Apr-09
-------------------------------------------------------------------------------

Class 3-A-1 to Maturity
-------------------------------------------------------------------------------
  Margin                      25 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
===============================================================================
  DM @ 100-00                   25         26         27         27         27
===============================================================================
 WAL (yr)                      11.82      7.66       4.12       2.15       1.52
 MDUR (yr)                     9.06       6.25       3.63       2.00       1.45
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                May-35     May-35     May-35     May-35     May-35
-------------------------------------------------------------------------------

Class 3-A-2 to Call
-------------------------------------------------------------------------------
     Margin                   34 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
===============================================================================
  DM @ 100-00                   34         34         34         34         34
===============================================================================
 WAL (yr)                      11.58      7.26       3.78       1.96       1.40
 MDUR (yr)                     8.89       6.02       3.40       1.85       1.34
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                Nov-29     Apr-23     Apr-15     Oct-10     Apr-09
-------------------------------------------------------------------------------

Class 3-A-2 to Maturity
-------------------------------------------------------------------------------
  Margin                      34 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
===============================================================================
  DM @ 100-00                   34         35         36         36         36
===============================================================================
 WAL (yr)                      11.82      7.66       4.12       2.15       1.52
 MDUR (yr)                     8.99       6.22       3.62       2.00       1.45
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                May-35     May-35     May-35     May-35     May-35
-------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                   Discount Margin (bps)

Class 4-A-1 to Call
-------------------------------------------------------------------------------
     Margin                   24 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
===============================================================================
  DM @ 100-00                   24         24         24         24         24
===============================================================================
 WAL (yr)                      11.57      7.26       3.78       1.96       1.40
 MDUR (yr)                     8.96       6.05       3.41       1.86       1.35
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                Nov-29     Apr-23     Apr-15     Oct-10     Apr-09
-------------------------------------------------------------------------------

Class 4-A-1 to Maturity
-------------------------------------------------------------------------------
  Margin                      24 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
===============================================================================
  DM @ 100-00                   24         25         25         26         26
===============================================================================
 WAL (yr)                      11.82      7.66       4.12       2.14       1.52
 MDUR (yr)                     9.06       6.25       3.63       2.00       1.45
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     5-Jun
 Last Prin Pay                May-35     May-35     May-35     May-35     May-35
-------------------------------------------------------------------------------

Class 4-A-2 to Call
-------------------------------------------------------------------------------
     Margin                   27 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
===============================================================================
  DM @ 100-00                   27         27         27         27         27
===============================================================================
 WAL (yr)                      11.57      7.26       3.78       1.96       1.40
 MDUR (yr)                     8.94       6.04       3.41       1.86       1.34
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                Nov-29     Apr-23     Apr-15     Oct-10     Apr-09
-------------------------------------------------------------------------------

Class 4-A-2 to Maturity
-------------------------------------------------------------------------------
  Margin                      27 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
===============================================================================
  DM @ 100-00                   27         28         29         29         29
===============================================================================
 WAL (yr)                      11.82      7.66       4.12       2.14       1.52
 MDUR (yr)                     9.04       6.24       3.63       2.00       1.45
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     5-Jun
 Last Prin Pay                May-35     May-35     May-35     May-35     May-35
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                             Discount Margin (bps)
                             ---------------------

Class 4-A-3 to Call
-------------------------------------------------------------------------------
     Margin                   34 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
===============================================================================
  DM @ 100-00                   34         34         34         34         34
===============================================================================
 WAL (yr)                      11.57      7.26       3.78       1.96       1.40
 MDUR (yr)                     8.89       6.02       3.40       1.85       1.34
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     Jun-05
 Last Prin Pay                Nov-29     Apr-23     Apr-15     Oct-10     Apr-09
-------------------------------------------------------------------------------

Class 4-A-3 to Maturity
-------------------------------------------------------------------------------
  Margin                      34 bps
-------------------------------------------------------------------------------
Prepay Speed                  5% CPR    10% CPR    20% CPR    35% CPR    45% CPR
===============================================================================
  DM @ 100-00                   34         35         36         36         36
===============================================================================
 WAL (yr)                      11.82      7.66       4.12       2.14       1.52
 MDUR (yr)                     8.99       6.21       3.62       2.00       1.45
 First Prin Pay               Jun-05     Jun-05     Jun-05     Jun-05     5-Jun
 Last Prin Pay                May-35     May-35     May-35     May-35     May-35
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). THE INFORMATION REGARDING THE MORTGAGE LOANS HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                                           CWALT 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------

------------------------------------------------------------------------------
            Class 3-A-2, Class 4-A-1, Class 4-A-2 and Class 4-A-3
            Yield Maintenance Agreement Schedule and Strike Rates
------------------------------------------------------------------------------
                       Notional Schedule
     Period                   ($)             Cap Strike (%)
------------------------------------------------------------------------------
        1                na                          na
        2               578,549,917.91           9.5650
        3               567,303,385.89           9.2565
        4               558,528,947.94           9.2565
        5               550,151,055.45           9.5650
        6               541,896,987.12           9.2565
        7               533,764,775.62           9.5650
        8               525,752,486.63           9.2565
        9               517,858,218.30           9.2565
       10               510,080,100.62          10.2482
       11               502,416,294.93           9.2565
       12               494,864,993.33           9.5650
       13               487,292,295.58           9.2565
       14               479,832,369.30           9.5650
       15               472,483,411.91           9.2565
       16               465,243,651.19           9.2565
       17               458,111,344.79           9.5650
       18               451,084,779.66           9.2565
       19               444,162,271.62           9.5650
       20               437,342,164.73           9.2565
       21               430,622,830.94           9.2565
       22               424,002,669.50          10.2482
       23               417,480,106.53           9.2565
       24               411,053,594.52           9.5650
       25               404,607,986.53           9.2565
       26               398,258,673.84           9.5650
       27               392,004,113.31           9.2565
       28               385,842,787.84           9.2565
       29               379,773,205.93           9.5650
       30               373,793,901.24           9.2565
       31               367,903,432.13           9.5650
       32               359,999,105.32           9.2565
       33               352,242,273.54           9.2565
       34               344,630,215.23           9.8948
       35               337,025,298.44           9.2565
       36               329,563,826.58           9.5650
       37               322,243,139.57           9.2565
       38               315,060,626.63           9.5650
       39               308,013,725.38           9.2565
       40               301,099,921.02           9.2565
       41               294,316,745.34           9.5650
       42               287,661,775.94           9.2565
       43               281,132,635.34           9.5650
       44               274,726,990.18           9.2565
       45               268,442,550.40           9.2565
       46               262,277,068.42          10.2482
       47               257,273,950.48           9.2565
       48               252,364,766.67           9.5650
       49               247,547,768.28           9.2565
       50               242,821,239.03           9.5650
       51               238,183,494.46           9.2565
       52               233,632,881.28           9.2565
       53               229,167,776.89           9.5650
       54               224,786,588.72           9.2565
       55               220,487,753.75           9.5650
       56               216,269,737.92           9.2565
       57               212,131,035.57           9.2565
       58               208,070,169.04          10.2482
       59               204,085,687.95           9.2565
       60               200,176,168.91           9.5650
       61               196,340,214.85           9.2565
       62               192,576,454.65           9.5650
       63               188,883,542.58           9.2565
       64               185,260,157.87           9.2565
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                       Notional Schedule
     Period                   ($)             Cap Strike (%)
------------------------------------------------------------------------------
       65               181,705,004.26           9.5650
       66               178,216,809.52           9.2565
       67               174,794,325.01           9.5650
       68               171,436,325.25           9.2565
       69               168,141,607.49           9.2565
       70               164,908,991.30          10.2482
       71               161,737,318.14           9.2565
       72               158,625,450.96           9.5650
       73               155,572,273.81           9.2565
       74               152,576,691.44           9.5650
       75               149,637,628.94           9.2565
       76               146,754,031.30           9.2565
       77               143,924,863.16           9.5650
       78               141,149,108.29           9.2565
       79               138,425,769.39           9.5650
       80               135,753,867.63           9.2565
       81               133,132,442.38           9.2565
       82               130,560,550.81           9.8948
       83               128,037,267.60           9.2565
       84               125,561,684.62           9.5650
       85               123,132,910.60           9.2565
       86               120,750,070.82           9.5650
       87               118,412,306.78           9.2565
       88               116,118,775.94           9.2565
       89               113,868,651.42           9.5650
       90               111,661,121.67           9.2565
       91               109,495,390.23           9.5650
       92               107,370,675.43           9.2565
       93               105,286,210.11           9.2565
       94               103,241,241.38          10.2482
       95               101,235,030.34           9.2565
       96                99,266,851.79           9.5650
       97                97,335,994.03           9.2565
       98                95,441,758.58           9.5650
       99                93,583,459.94           9.2565
       100               91,760,425.35           9.2565
       101               89,971,994.56           9.5650
       102               88,217,519.56           9.2565
       103               86,496,364.44           9.5650
       104               84,807,905.09           9.2565
       105               83,151,528.97           9.2565
       106               81,526,634.98          10.2482
       107               79,932,633.18           9.2565
       108               78,368,944.58           9.5650
       109               76,835,000.98           9.2565
       110               75,330,244.74           9.5650
       111               73,854,128.61           9.2565
       112               72,406,115.49           9.2565
       113               70,985,678.29           9.5650
       114               69,592,299.75           9.2565
       115               68,225,472.17           9.5650
       116               66,884,697.37           9.2565
       117               65,569,486.39           9.2565
       118               64,279,359.39          10.2482
       119               63,013,845.48           9.2565
       120               61,772,482.50           9.5650
       121               60,554,816.91           9.2565
       122               59,360,403.62           9.5650
       123               58,188,805.83           9.2565
       124               57,039,594.84           9.2565
       125               55,912,349.99           9.5650
       126               54,806,658.40           9.2565
       127               53,722,114.93           9.5650
------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                   Page A-1

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                  Appendix A

                            COUNTRYWIDE HOME LOANS
                          SAMPLE POOL CHARACTERISTICS
                         1 MONTH MTA NEG-AM WHOLE LOAN
                            GROUP 1 MORTGAGE LOANS


DELIVERY DESCRIPTION
     Delivery Amount                                                               $250,000,000
     Product                                          50% No PrePay Penalty  (Max 5% 3Mo Teaser)
                                                50% 3Yr Hard PrePay Penalty  (Max 5% 3Mo Teaser)
     Delivery Variance                                                                   +/- 5%
     Settlement Date                                                                  5/27/2005
COLLATERAL DETAIL
      Approximate Gross WAC                                                              1.375%
      Approximate Net WAC                                                                1.000%
      Servicing Spread                                                                   0.375%
      Gross/Net WAC Variance                                                         +/- 0.125%
      Weighted Average Gross Margin                                                       2.90%
      Gross Margin Variance                                                          +/- 0.125%
      Maximum Neg-Am                                                                       115%
      Resets:
          Interest                                                                      Monthly
          Payments                                                                     Annually
          Recast                        Earlier of every 5 years, or when neg-am cap is reached
      Annual Payment Cap                                                                  7.50%
      Gross Life Cap                                                                      9.95%
      WAM                                                                                   359
      Original Term                                                                         360
      Geographic Distribution                                                           <60% CA
      Weighted Average LTV                                                          75%, +/- 2%
      Maximum Loan Amount                                                            $2,500,000
      Credit                                           Generally Underwritten to CHL Guidelines
      Occupancy               90% Owner Occupied (Including 2nd Homes), <10% Non-Owner Occupied
      Delinquency                                                                   All Current
      Approximate Property Types                                   85% SFR/PUD, 15% Condo/Other
      Documentation Style                                      25% Full/Alt/DU Doc, 75% Reduced
      Loan Purpose                                              Maximum 50% Cash Out Refinances
      Approximate Credit Score                                               710 +/-10, 620 min

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                  Appendix A

                            COUNTRYWIDE HOME LOANS
                          SAMPLE POOL CHARACTERISTICS
                         1 MONTH MTA NEG-AM WHOLE LOAN
                            GROUP 2 MORTGAGE LOANS

DELIVERY DESCRIPTION
     Delivery Amount                                                               $250,000,000
     Product                                          20% No PrePay Penalty  (Max 5% 3Mo Teaser)
                                                 40% 3Yr Hard PrePay Penalty (Max 5% 3Mo Teaser)
                                                 40% 1Yr Hard PrePay Penalty (Max 5% 3Mo Teaser)
     Delivery Variance                                                                   +/- 5%
     Settlement Date                                                                  5/27/2005
COLLATERAL DETAIL
      Approximate Gross WAC                                                              1.375%
      Approximate Net WAC                                                                1.000%
      Servicing Spread                                                                   0.375%
      Gross/Net WAC Variance                                                         +/- 0.125%
      Weighted Average Gross Margin                                                       2.90%
      Gross Margin Variance                                                          +/- 0.125%
      Maximum Neg-Am                                                                       115%
      Resets:
          Interest                                                                      Monthly
          Payments                                                                     Annually
          Recast                        Earlier of every 5 years, or when neg-am cap is reached
      Annual Payment Cap                                                                  7.50%
      Gross Life Cap                                                                      9.95%
      WAM                                                                                   359
      Original Term                                                                         360
      Geographic Distribution                                                           <60% CA
      Weighted Average LTV                                                          75%, +/- 2%
      Maximum Loan Amount                                                            $2,500,000
      Credit                                           Generally Underwritten to CHL Guidelines
      Occupancy                90% Owner Occupied (Including 2nd Homes), <10% Non-Owner Occupied
      Delinquency                                                                   All Current
      Approximate Property Types                                   85% SFR/PUD, 15% Condo/Other
      Documentation Style                                      25% Full/Alt/DU Doc, 75% Reduced
      Loan Purpose                                              Maximum 50% Cash Out Refinances
      Approximate Credit Score                                               710 +/-10, 620 min

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                                  Appendix A

                            COUNTRYWIDE HOME LOANS
                          SAMPLE POOL CHARACTERISTICS
                         1 MONTH MTA NEG-AM WHOLE LOAN
                            GROUP 3 MORTGAGE LOANS


DELIVERY DESCRIPTION
     Delivery Amount                                                              $265,000,000
     Product                                         30% No PrePay Penalty  (Max 5% 3Mo Teaser)
                                               35% 3Yr Hard PrePay Penalty  (Max 5% 3Mo Teaser)
                                               35% 1Yr Hard PrePay Penalty  (Max 5% 3Mo Teaser)
     Delivery Variance                                                                  +/- 5%
     Settlement Date                                                                 5/27/2005
COLLATERAL DETAIL
      Weighted Average Loan Balance                                     All Conforming Balance
      Approximate Gross WAC                                                             1.375%
      Approximate Net WAC                                                               1.000%
      Servicing Spread                                                                  0.375%
      Gross/Net WAC Variance                                                         +/- 0.125
      Weighted Average Gross Margin                                                      2.85%
      Gross Margin Variance                                                         +/- 0.125%
      Maximum Neg-Am                                                                      115%
      Resets:
          Interest                                                                     Monthly
          Payments                                                                    Annually
          Recast                       Earlier of every 5 years, or when neg-am cap is reached
      Annual Payment Cap                                                                 7.50%
      Gross Life Cap                                                                     9.95%
      WAM                                                                                  359
      Original Term                                                                        360
      Geographic Distribution                                                          <70% CA
      Weighted Average LTV                                                         75%, +/- 2%
      Maximum Loan Amount                                                           $2,500,000
      Credit                                          Generally Underwritten to CHL Guidelines
      Occupancy              80% Owner Occupied (Including 2nd Homes), <20% Non-Owner Occupied
      Delinquency                                                                  All Current
      Approximate Property Types                                  85% SFR/PUD, 15% Condo/Other
      Documentation Style                                     25% Full/Alt/DU Doc, 75% Reduced
      Loan Purpose                                             Maximum 50% Cash Out Refinances

      Approximate Credit Score                                                       710 +/-10

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------

[logo omitted] Countrywide (R)                     Computational Materials for
SECURITIES CORPORATION                          Alternative Loan Trust 2005-24
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------

                                  Appendix A

                            COUNTRYWIDE HOME LOANS
                          SAMPLE POOL CHARACTERISTICS
                         1 MONTH MTA NEG-AM WHOLE LOAN
                            GROUP 4 MORTGAGE LOANS


DELIVERY DESCRIPTION
     Delivery Amount                                                               $615,000,000
     Product                                         30% No PrePay Penalty  (Max 5% 3Mo Teaser)
                                               35% 3Yr Hard PrePay Penalty  (Max 5% 3Mo Teaser)
                                               35% 1Yr Hard PrePay Penalty  (Max 5% 3Mo Teaser)
     Delivery Variance                                                                   +/- 5%
     Settlement Date                                                                  5/27/2005
COLLATERAL DETAIL
      Approximate Gross WAC                                                              1.375%
      Approximate Net WAC                                                                1.000%
      Servicing Spread                                                                   0.375%
      Gross/Net WAC Variance                                                          +/- 0.125
      Weighted Average Gross Margin                                                       2.85%
      Gross Margin Variance                                                          +/- 0.125%
      Maximum Neg-Am                                                                       115%
      Resets:
          Interest                                                                      Monthly
          Payments                                                                     Annually
          Recast                        Earlier of every 5 years, or when neg-am cap is reached
      Annual Payment Cap                                                                  7.50%
      Gross Life Cap                                                                      9.95%
      WAM                                                                                   359
      Original Term                                                                         360
      Geographic Distribution                                                           <70% CA
      Weighted Average LTV                                                          75%, +/- 2%
      Maximum Loan Amount                                                            $2,500,000
      Credit                                           Generally Underwritten to CHL Guidelines
      Occupancy               80% Owner Occupied (Including 2nd Homes), <20% Non-Owner Occupied
      Delinquency                                                                   All Current
      Approximate Property Types                                   85% SFR/PUD, 15% Condo/Other
      Documentation Style                                      20% Full/Alt/DU Doc, 80% Reduced
      Loan Purpose                                              Maximum 50% Cash Out Refinances

      Approximate Credit Score                                                        710 +/-10

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------

                                     A-1